Exhibit 10.3

American Express Contract #: CW262088

STATEMENT OF WORK NO. 9

This Statement of Work No. 9 (CW262088), dated as of January 1, 2012 (this “SOW”), is by and between TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX” or “Vendor”), and American Express Travel Related Services Company, Inc., a New York corporation, located at 200 Vesey Street, New York, NY 10285 (“AXP” or “Customer”).

This SOW is issued pursuant to that certain Amended and Restated Master Service Agreement for Application Service Provider (CW143537), dated as of December 3, 2009, between TRX and AXP (the “Agreement”). Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

TRX provides data consolidation services to its customers. AXP wishes to receive these services for its * division under the terms and conditions set forth in this SOW and the Agreement.

SERVICES: Attached hereto as Exhibit A.

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B.

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C.

FEES: Attached hereto as Exhibit D.

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E.

SERVICES/SYSTEMS ENCRYPTION INFORMATION SCHEDULE: Attached hereto as Exhibit F.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13). Applicable as per Exhibit G and Schedule 4 to Statement of Work No. 1.

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISION: *

ADDITIONAL PROVISIONS AND CONDITIONS:

1.	ADDITIONAL DEFINITIONS.

a. “Authorized User(s)” means any individual or entity to whom AXP has granted access to the Services.

b. “Data Source” means a Data Type received by TRX from a Data Supplier.

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c. “Data Source File” means a single data feed containing multiple data records provided to TRX by a Data Source Provider.

d. “Data Supplier” or “Data Provider” means an entity (e.g. Sabre, CWT, etc) providing TRX with AXP Data by Data Type to be utilized in the performance of the Services.

e. “Data Type” means the specific type of data (e.g. GDS Pre-Trip, Agency Post-Trip Back-Office, Credit Card, etc.) as further described in Exhibit A.

f. “Output Data File” means a compilation of data records processed by the TRAVELTRAX Services and provided to AXP or an AXP-designated entity in a mutually agreed format.

g. “Services” means those services described in Exhibit A, which may also be referred to as the “TRAVELTRAX Services”.

2.	PROVISION OF TRAVELTRAX SERVICES.

2.1 Services. TRX shall provide certain TRAVELTRAX Services as detailed herein to AXP’s * division. This SOW to the Agreement provides the terms and conditions under which AXP shall have access to and use of the TRAVELTRAX Services.

2.2 Grant of Rights. TRX grants to AXP, and AXP accepts a non-assignable, nontransferable, and nonexclusive limited right for AXP * to access and use the TRAVELTRAX Services solely for AXP’s internal use during the Term, subject to the provisions of this SOW and the Agreement. This right is personal to AXP *. In the event that the parties wish to expand this grant of rights to include AXP Affiliates, access to and use of the TRAVELTRAX Services shall only be granted under the execution of an amendment to this Statement of Work containing specifications and pricing for such Affiliate(s).

2.3 Rights to New Functionality. Subject to Section 4.1.1 of the Agreement, if TRX introduces new functionality into the Services, TRX may, in its sole discretion, offer such new functionality to all its clients for an additional fee specified by TRX. AXP shall be under no obligation to acquire such new functionality.

2.4 Reservation of Rights. TRX reserves the right, in its sole discretion and with prior notice to AXP, to modify, discontinue, add, adapt or otherwise change any design or specification of the TRAVELRTRAX Services and or TRX’s policies, procedures, and requirements specified in or related hereto.

2.5 Provision of Other Services. If TRX agrees to perform services that are not described in Exhibit A, the parties will execute an amendment to this SOW or an individual Task Order under this SOW, as applicable. Such amendment or task order must be executed by authorized signatories of the parties prior to TRX beginning any additional services.

2.6 Support Services. During the term of this SOW, TRX will provide maintenance and support services to AXP for the TRAVELTRAX Services in accordance with the Service Level Agreement attached in Exhibit B.

2.7 AXP Systems. AXP shall be solely responsible for procuring and maintaining the necessary hardware and software for accessing and utilizing the Services.

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2.8 Provision of AXP Data. Vendor acknowledges that AXP makes no representation or warranty for the quality and accuracy of all AXP Data and other input provided to Vendor by AXP or any party on AXP’s behalf. Notwithstanding the foregoing, AXP’s warranties in Section 18.2 of the Agreement are applicable to this SOW. Vendor shall not be responsible or liable for any delay resulting from any failure of AXP to comply with AXP’s obligations under this SOW, unless such delay is caused by Vendor’s failure to comply with Vendor’s obligations under this SOW. Vendor shall have no responsibility for the quality or accuracy of AXP Data as provided to Vendor under this SOW by or on behalf of AXP nor shall Vendor have any responsibility for use of the data by AXP or for the results obtained by AXP from their use of the data. Further:

a.	Internally Provided Data. If AXP is directly providing AXP Data to TRX (“Internally Provided Data”), AXP must bear the expense of providing such data to TRX.

b.	Externally Provided Data. If AXP requests that AXP Data be provided by a third-party (a “Data Provider”), AXP acknowledges that Vendor will not be required to receive such data unless Vendor and AXP executes a mutually agreeable industry standard data protection letter of agreement, and AXP provides such letter to the named Data Providers so that Vendor may receive the data necessary for AXP to use the Services (“Externally Provided Data”). Vendor shall not be liable for delays resulting from AXP’s failure to execute a data protection letter of agreement or for the Data Provider’s failure or delay in providing such data to Vendor. Additionally, Vendor may provide Data Providers with a TRAVELTRAX utility (Agency ETL) to facilitate Vendor’s receipt of such Externally Provided Data. If AXP’s Data Providers do not use the TRAVELTRAX utility or do not transmit the AXP Data in a TRX-preferred file format, then Vendor will notify AXP that such Data will need to be converted to a TRX-preferred file format and shall provide AXP with an estimate of the cost of such conversion. Vendor will not be required to accept such Data unless AXP bears the expense of such conversion. Notwithstanding anything contained in this SOW to the contrary, AXP’s use of the Services is contingent upon Data Providers giving Vendor access to AXP’s Externally Provided Data to the extent that such Externally Provided Data is required to perform the Services.

3.	TERM.

3.1 Term: The term of this SOW No. 9 shall be from the Effective Date until 28 February 2013 (the “Initial Term”). At the end of the Initial Term, this SOW shall automatically renew for additional one (1) year terms, unless (i) prior to the end of the then-current term either party provides the other with at least sixty (60) days written notice of its intent not to renew; or (ii) the SOW is terminated prior to the end of the then-current term in accordance with the provisions of this SOW and the Agreement.

American Express Travel Related Services Company, Inc.		TRX Inc.,

By:	/s/ Marc Washburn	By:	/s/ David D. Cathcart

Name:	Marc Washburn	Name:	David D. Cathcart
	(Type or print)		(Type or print)

Title:	Procurement Mng	Title:	CFO

Date:	4/20/12	Date:	20 April 2012

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American Express Contract #: CW262088

EXHIBIT A

to Statement of Work No. 9, dated as of January 1, 2012

TRAVELTRAX SERVICES DESCRIPTION

TRX will provide AXP with * (the “Services” or the “TRAVELTRAX Services”). The TRAVELTRAX Services will include only those services listed below.

Implementation: The Services were implemented under Amendment #1 of the American Express Amended and Restated Agreement for the Provision of Services dated December 1, 2005 (the “Prior Agreement”).

Ongoing Services: AXP will receive the TRAVELTRAX Services * subject to the Fees outlined in Exhibit D and the Support in accordance with Exhibit B. Such TRAVELTRAX Services are further described below.

*

* CONFIDENTIAL TREATMENT REQUESTED

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EXHIBIT B

to Statement of Work No. 9, dated as of January 1, 2012

SERVICE LEVEL AGREEMENT

This Exhibit B sets forth certain levels of service that TRX is required to meet in performing the TRAVELTRAX Services during the Term (“Service Levels”).

1.	ERROR DEFINITIONS AND RESPONSE TIMES.

a. A “Critical Problem” is an error resulting in AXP’s inability to use the Services; an example is the inability to use the reporting website. TRX will respond to and use reasonable efforts to correct reported Critical Problems within *.

b. A “Major Problem” is an error that materially restricts AXP’s use of the Services but does not render the Services completely unusable; examples include the inability to use a function or feature, or a failure that requires ongoing intervention to maintain productive use. TRX will respond to and use reasonable efforts to correct Major Problems within *.

c. A “Minor Problem” is an error that does not materially restrict use of the Services but causes reduced functioning of non-critical Service features. TRX will respond to and use reasonable efforts to correct Minor Problems in *.

2.	PROCEDURES.

a. In the event AXP encounters an error, bug or malfunction in the Services, AXP’s operational representative(s) shall promptly provide written notice to TRX, describing the problem and indicating its severity.

b. TRX shall use reasonable efforts to verify the cause of the problem, and if the error is due to any act or omission of TRX, TRX’s sole obligation shall be to use reasonable efforts to correct the reported problem.

c. TRX will respond to each reported error in writing with an estimate of the time necessary to resolve the error and will use reasonable efforts to correct errors as promptly as possible.

d. TRX will advise AXP, as applicable, in writing upon implementation of error corrections.

e. With respect to a Critical Problem report that is not resolved in less than *, TRX will: a) promptly assign a data analyst to investigate the error; b) provide AXP, as applicable, with status updates every * until resolution; and c) use reasonable efforts to provide a workaround or correction on an urgent, first priority basis.

f. AXP shall provide TRX with all information which it may have which would aid TRX in replicating and resolving any issues encountered with the Services, and shall cooperate with TRX in resolving, correcting and/or addressing any errors or issues encountered.

g. TRX shall provide reasonable telephone and electronic assistance, during TRX’s normal support business hours, currently defined as *. Telephone support is available at *, via a toll-free phone number in the US and Canada *, a toll-free number in the UK and a toll number for all other regions. Voice-mail is available for non-emergency calls. TRX support can be obtained by sending e-mail to * or an alternate address that may be supplied by TRX from time to time. In addition to phone and email support, Frequently Asked Questions screens are available throughout the application.

3. ACKNOWLEDGEMENT. AXP acknowledges that some errors may not be within TRX’s ability to control or fix. TRX shall use reasonable efforts to verify the cause of the problem, and if the error is due to any act or omission of TRX, TRX’s sole obligation shall be to use its reasonable efforts to correct the reported problem. TRX shall have no obligation regarding any problem that is outside of its control or otherwise not due to any act or omission of TRX.

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4. SCHEDULED MAINTENANCE. From time to time, TRX shall designate certain time periods (“Scheduled Maintenance Windows”) during which it may limit or suspend the availability of the Services to perform necessary maintenance or upgrades. In addition, TRX reserves the right to perform any required maintenance work outside of the Scheduled Maintenance Window with prior written notice to AXP. As of the Effective Date of this SOW, the regularly-scheduled maintenance windows are * Eastern time, on Wednesdays, and on Saturdays * Eastern time.

5. ADDITIONAL SUPPORT.

a. Customization. Upon AXP’s request, and in TRX’s reasonable and sole discretion, TRX shall use reasonable efforts to provide new or modified functionality for AXP. Prior to commencement of any such customization, the parties will execute a Task Order containing development specifications and cost estimates based on the Fees outlined in Exhibit D. Customization of the Services may include, but is not limited to, development of TRAVELTRAX reports, consultation regarding administration of the Services, the addition, deletion or modification of Data Source Files and/or Output Data Files, and changes related to Data Source Providers. No such customization shall be considered AXP Developed Property under this SOW unless specifically identified as such in the Task Order.

b. TRAVELTRAX Support. AXP will not be invoiced for TRAVELTRAX Support when TRX uses resources to perform routine procedures to monitor or maintain the Services and the associated load and delivery processes, nor in the event that an error is caused by an act or omission of TRX. AXP requests related to customization as described in Section 5(a) above, custom Support Services (i.e. above and beyond the Support that is included with the TRAVELTRAX Services), and support for any problem that is outside of TRX’s control or otherwise not due to any act or omission of TRX are excluded from the definition of TRAVELTRAX Support, and thus will result in additional fees to AXP as outlined in Exhibit D. TRAVELTRAX Support hours are listed at www.traveltrax.com.

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EXHIBIT C

to Statement of Work No. 9, dated as of January 1, 2012

VENDOR KEY PERSONNEL AND PROJECT MANAGERS

Not Applicable.

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American Express Contract #: CW262088

EXHIBIT D

to Statement of Work No. 9, dated as of January 1, 2012

FEES

TRAVELTRAX PRICING AND PAYMENT TERMS

Fees. The fees for AXP’s use of the TRAVELTRAX Services are outlined in the Fee Schedule below.

TRAVELTRAX	Fee Schedule Prices quoted in USD	Payment Terms/Notes

*	*	*

*	*	*

*	*	*

Pricing does not include any travel or other reimbursable expenses. In accordance with the Agreement, TRX will invoice AXP for all reasonable expenses incurred in TRX’s performance under this SOW at actual cost and which are approved by AXP in writing in advance of the incurrence of such expenses. Such expenses include but are not limited to: travel, lodging, and other miscellaneous expenses.

*:	TRX shall have the right, after the Initial Term of the SOW and upon written notice to AXP, to * by TRX of such *. In no event shall TRX * (where such * period is determined by the anniversary of the Effective Date of this SOW).

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EXHIBIT E

to Statement of Work No. 9, dated as of January 1, 2012

VENDOR THIRD PARTY PROVIDERS

No Third Party Providers are engaged for the Services of this SOW.

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EXHIBIT F

to Statement of Work No. 9, dated as of January 1, 2012

SERVICES/SYSTEMS ENCRYPTION INFORMATION SCHEDULE

Encryption Information

Identify each hardware and software component of each of the Services/Systems (or any component thereof) having encryption capability by its respective unbundled part number and level of encryption.

Services/Systems Component(s)	Unbundled Part Number	Level of Encryption(e.g. 40 bit, 56 bit, 128 bit etc.)	Type (e.g. DES, Blowfish, RC2, CAST etc.)
*	N/A	*	*
*	N/A	*	*

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